SERIES A CONVERTIBLE PREFERRED STOCK	12 Months Ended
Dec. 31, 2025
Stockholders’ Equity:
SERIES A CONVERTIBLE PREFERRED STOCK

16.	SERIES A CONVERTIBLE PREFERRED STOCK

As of December 31, 2024, the Company has authorized 16,667 shares of Series A Convertible Preferred Stock with a par value of $0.001 per share. The Series A Convertible Preferred Stock had voting rights on an as-if-converted to Common Stock basis. The holders were entitled to a 12% dividend and convert at any time into shares of Common Stock at a ratio of 1 to 25.6938 shares of Common Stock, subject to adjustment.

As a part of the Business Combination with Western, the Company issued 106,816 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, in connection with the conversion and settlement of previously outstanding securities mentioned above. Refer to Note 17 for the characteristic of newly issued Series A Convertible Preferred Stock.